SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-Q

(Mark One)

☒                              QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended June 30, 2007

OR

☐                                 TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from                      to

Commission File Number: 1-12644

Financial Security Assurance Holdings Ltd.

(Exact name of registrant as specified in its charter)

New York	13-3261323
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

31 West 52nd Street
New York, New York 10019
(Address of principal executive offices)

(212) 826-0100
(Registrant’s telephone number, including area code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒    No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, or a non-accelerated filer. See definition of “accelerated filer and large accelerated filer” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐      Accelerated filer ☐      Non-accelerated filer ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act). Yes ☐   No ☒

At August 13, 2007, there were 33,276,017 outstanding shares of Common Stock of the registrant (excludes 241,978 shares of treasury stock).

PART I—FINANCIAL INFORMATION

Item 1.                        Financial Statements.

FINANCIAL SECURITY ASSURANCE HOLDINGS LTD. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands, except share data)

	June 30, 2007	December 31, 2006
ASSETS
General investment portfolio:
Bonds at fair value (amortized cost of $4,579,549 and $4,546,147)	$4,662,708	$4,721,512
Equity securities at fair value (cost of $39,316 and $54,291)	39,380	54,325
Short-term investments (cost of $126,913 and $96,055)	128,253	96,578
Financial products segment investment portfolio:
Bonds at fair value (amortized cost of $18,013,847 and $16,692,183)	17,980,660	16,757,979
Short-term investments	850,585	659,704
Trading portfolio at fair value	342,149	119,424
Assets acquired in refinancing transactions:
Bonds at fair value (amortized cost of $26,483 and $40,133)	28,012	41,051
Securitized loans	201,577	241,785
Other	50,346	55,036
Total investment portfolio	24,283,670	22,747,394
Cash	48,995	32,471
Deferred acquisition costs	346,618	340,673
Prepaid reinsurance premiums	1,027,984	1,004,987
Reinsurance recoverable on unpaid losses	39,834	37,342
Other assets	1,243,591	1,610,759
TOTAL ASSETS	$26,990,692	$25,773,626
LIABILITIES, MINORITY INTEREST AND SHAREHOLDERS’ EQUITY
Deferred premium revenue	$2,683,201	$2,653,321
Loss and loss adjustment expense reserve	238,975	228,122
Financial products segment debt	19,384,688	18,349,665
Deferred federal income taxes	225,832	298,542
Notes payable	730,000	730,000
Other liabilities and minority interest	1,041,969	791,664
TOTAL LIABILITIES AND MINORITY INTEREST	24,304,665	23,051,314
COMMITMENTS AND CONTINGENCIES
Common stock (200,000,000 shares authorized; 33,517,995 issued; par value of $.01 per share)	335	335
Additional paid-in capital—common	906,687	906,687
Accumulated other comprehensive income (net of deferred income taxes of $19,723 and $86,119)	36,732	160,038
Accumulated earnings	1,742,273	1,655,252
Deferred equity compensation	19,225	19,225
Less treasury stock at cost (241,978 shares held)	(19,225)	(19,225)
TOTAL SHAREHOLDERS’ EQUITY	2,686,027	2,722,312
TOTAL LIABILITIES, MINORITY INTEREST AND SHAREHOLDERS’ EQUITY	$26,990,692	$25,773,626

The accompanying Notes are an integral part of the Consolidated Financial Statements (unaudited).

FINANCIAL SECURITY ASSURANCE HOLDINGS LTD. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (unaudited)
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
REVENUES
Net premiums written	$111,715	$150,996	$211,915	$239,728
Net premiums earned	$106,021	$98,461	$205,033	$192,957
Net investment income	58,117	53,254	115,826	106,300
Net realized gains (losses)	(1,903)	(3,636)	(2,058)	(4,554)
Net interest income from financial products segment	270,241	207,522	517,919	383,811
Net realized gains (losses) from financial products segment	1,208	——	1,742	77
Net realized and unrealized gains (losses) on derivative instruments	(44,534)	74,759	(26,163)	132,584
Income from assets acquired in refinancing transactions	5,464	6,126	11,316	13,107
Net realized gains (losses) from assets acquired in refinancing transactions	44	(171)	313	541
Other income	15,631	1,028	21,190	8,376
TOTAL REVENUES	410,289	437,343	845,118	833,199
EXPENSES
Losses and loss adjustment expenses	4,678	7,899	9,068	11,184
Interest expense	11,584	6,748	23,168	13,496
Amortization of deferred policy acquisition costs	18,055	14,421	34,006	30,631
Foreign exchange (gains) losses from financial products segment	13,149	75,800	30,653	111,985
Net interest expense from financial products segment	248,441	180,983	490,124	336,643
Other operating expenses	38,760	19,967	69,022	51,271
TOTAL EXPENSES	334,667	305,818	656,041	555,210
INCOME BEFORE INCOME TAXES AND MINORITY INTEREST	75,622	131,525	189,077	277,989
Provision (benefit) for income taxes:
Current	30,489	14,130	47,368	25,909
Deferred	(17,694)	22,156	(6,314)	64,161
Total provision	12,795	36,286	41,054	90,070
NET INCOME BEFORE MINORITY INTEREST	62,827	95,239	148,023	187,919
Less: Minority interest	—	(14,481)	—	(52,006)
NET INCOME	62,827	109,720	148,023	239,925
OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX
Unrealized gains (losses) arising during the period, net of deferred income tax provision (benefit) of $(51,990), $(25,312), $(64,329) and $(59,598)	(96,554)	(46,400)	(119,468)	(110,579)
Less: reclassification adjustment for gains (losses) included in net income, net of deferred income tax provision (benefit) of $1,739, $(1,175), $2,067 and $(1,487)	3,228	(2,182)	3,838	(2,761)
Other comprehensive income (loss)	(99,782)	(44,218)	(123,306)	(107,818)
COMPREHENSIVE INCOME (LOSS)	$(36,955)	$65,502	$24,717	$132,107

The accompanying Notes are an integral part of the Consolidated Financial Statements (unaudited).

FINANCIAL SECURITY ASSURANCE HOLDINGS LTD. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS’ EQUITY (unaudited)
(in thousands)

	Common Stock	Additional Paid-In Capital- Common	Accumulated Other Comprehensive Income	Accumulated Earnings	Deferred Equity Compensation	Treasury Stock	Total Shareholders’ Equity
BALANCE, December 31, 2006	$335	$906,687	$160,038	$1,655,252	$19,225	$(19,225)	$2,722,312
Net income for the period				148,023			148,023
Other comprehensive income (net of deferred income tax provision (benefit) of ($66,396))			(123,306)				(123,306)
Dividends paid on common stock				(61,002)			(61,002)
BALANCE, June 30, 2007	$335	$906,687	$36,732	$1,742,273	$19,225	$(19,225)	$2,686,027

The accompanying Notes are an integral part of the Consolidated Financial Statements (unaudited).

FINANCIAL SECURITY ASSURANCE HOLDINGS LTD. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)
(in thousands)

	Six Months Ended June 30,
	2007	2006
Cash flows from operating activities:
Premiums received, net	$176,927	$230,394
Policy acquisition costs and other operating expenses paid, net	(162,077)	(152,042)
Salvage and subrogation	247	400
Losses and loss adjustment expenses paid, net	(1,222)	(1,373)
Net investment income received in general investment portfolio	116,840	101,030
Federal income taxes paid	(56,182)	(42,961)
Interest paid on notes payable	(24,298)	(13,425)
Interest paid on financial products segment	(331,229)	(222,552)
Interest received on financial products segment	465,024	335,979
Financial products segment net derivative payments	(34,245)	(45,196)
Purchases of trading portfolio securities in financial products segment	(223,805)	—
Income received from refinanced assets	10,347	13,810
Other	7,926	9,495
Net cash provided by (used for) operating activities	(55,747)	213,559
Cash flows from investing activities:
Proceeds from sales of bonds in general investment portfolio	1,853,882	685,646
Proceeds from maturities of bonds in general investment portfolio	106,347	83,630
Purchases of bonds in general investment portfolio	(1,968,903)	(950,075)
Net (increase) decrease in short-term investments in general investment portfolio	(29,611)	74,284
Proceeds from sales of bonds in financial products segment	2,476,562	1,440,000
Proceeds from maturities of bonds in financial products segment	2,129,238	1,516,891
Purchases of bonds in financial products segment	(5,504,911)	(4,531,716)
Securities purchased under agreements to resell	150,000	225,000
Net (increase) decrease in short-term investments in financial products segment	(190,371)	405,150
Paydowns of assets acquired in refinancing transactions	58,838	42,986
Proceeds from sales of assets acquired in refinancing transactions	1,854	5,530
Purchases of property, plant and equipment	(489)	(2,178)
Other investments	14,297	36,860
Net cash provided by (used for) investing activities	(903,267)	(967,992)
Cash flows from financing activities:
Dividends paid	(61,002)	(65,025)
Proceeds from issuance of financial products segment debt	2,615,894	2,511,995
Repayment of financial products segment debt	(1,578,993)	(1,709,874)
Capital issuance costs	(430)	(478)
Net cash provided by (used for) financing activities	975,469	736,618
Effect of changes in foreign exchange rates on cash balances	69	1,290
Net increase (decrease) in cash	16,524	(16,525)
Cash at beginning of period	32,471	43,629
Cash at end of period	$48,995	$27,104

The accompanying Notes are an integral part of the Consolidated Financial Statements (unaudited).

FINANCIAL SECURITY ASSURANCE HOLDINGS LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

1.   ORGANIZATION AND OWNERSHIP

Financial Security Assurance Holdings Ltd. (“FSA Holdings” or, together with its consolidated entities, the “Company”) is a holding company incorporated in the State of New York. The Company operates in two business segments: the Financial Guaranty Segment and the Financial Products (“FP”) Segment. The Financial Guaranty Segment is the principal segment, providing financial guaranty insurance on public finance and asset-backed obligations through the Company’s primary insurance company subsidiary, Financial Security Assurance Inc. (“FSA”), and other domestic and foreign insurance company subsidiaries. The Company’s underwriting policy is to insure public finance and asset-backed obligations that it determines would be investment-grade quality without the benefit of the Company’s insurance. Public finance obligations insured by the Company consist primarily of general obligation bonds supported by the issuers’ taxing powers and special revenue bonds and other special obligations of states and local governments supported by the issuers’ abilities to impose and collect fees and charges for public services or specific projects. Public finance obligations include obligations backed by the cash flow from leases or other revenues from projects serving substantial public purposes, including government office buildings, toll roads, health care facilities and utilities. Asset-backed obligations insured by the Company are generally issued in structured transactions and are backed by pools of assets, such as residential mortgage loans, consumer receivables, securities or other assets having an ascertainable cash flow or market value. The Company also insures synthetic asset-backed obligations that generally take the form of credit default swap (“CDS”) obligations or credit-linked notes that reference specific asset-backed securities or pools of securities or loans, with a defined deductible to cover credit risks associated with the referenced securities or loans.

The Company has refinanced certain defaulted transactions by employing refinancing vehicles to raise funds for the refinancings. These refinancing vehicles are consolidated. The Company’s management believes that the assets held by the refinancing vehicles are beyond the reach of the Company and its creditors, even in bankruptcy or other receivership.

In the FP Segment, the Company issues guaranteed investment contracts (“GICs”) in the municipal GIC and other markets through several consolidated affiliates (“GIC Affiliates”). The GIC Affiliates lend the proceeds from their sales of GICs to FSA Asset Management LLC (“FSAM”), a wholly owned subsidiary of FSA Holdings, which invests the funds, generally in obligations that qualify for FSA insurance. FSAM wholly owns FSA Portfolio Asset Limited, a U.K. Company that invests in non-U.S. securities. The FP Segment also includes the results of certain variable interest entities (“VIEs”), including FSA Global Funding Limited (“FSA Global”) and Premier International Funding Co. (“Premier”). FSA Global issues FSA-insured medium term notes and generally invests the proceeds from the sale of its notes in FSA-insured GICs or other FSA-insured obligations with a view to realizing the yield difference between the notes issued and the obligations purchased with the note proceeds. Substantially all the assets of FSA Global are pledged to secure the repayment, on a pro rata basis, of FSA Global’s notes and its other obligations. Certain FSA Global debt issuances contain provisions that could extend the stated maturities of those notes. To ensure FSA Global will have sufficient cash flow to repay its funding requirements, it entered into liquidity facilities with Dexia for $419.4 million and with other counterparties for $250.0 million. Premier is principally engaged in debt defeasance for lease transactions. The FP Segment debt is issued at or converted into LIBOR-based floating-rate obligations and the proceeds are invested in or converted into LIBOR-based floating-rate investments intended to result in profits from a higher investment rate than borrowing rate. The Company’s management believes that the assets held by

FINANCIAL SECURITY ASSURANCE HOLDINGS LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (Continued)

1.   ORGANIZATION AND OWNERSHIP (Continued)

the consolidated VIEs, including those that are eliminated in consolidation, are beyond the reach of the Company and its creditors, even in bankruptcy or other receivership.

The Company is a direct subsidiary of Dexia Holdings, Inc. (“DHI”), which in turn is owned 10% by Dexia S.A. (“Dexia”), a publicly held Belgian corporation, and 90% by Dexia Credit Local S.A., a wholly owned subsidiary of Dexia.

2.   BASIS OF PRESENTATION

The accompanying Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial statements and, in the opinion of management, reflect all adjustments necessary for a fair statement of the financial position, results of operations and cash flows for all periods presented. These Consolidated Financial Statements should be read in conjunction with the Consolidated Financial Statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006. The accompanying Consolidated Financial Statements have not been audited by an independent registered public accounting firm in accordance with the standards of the Public Company Accounting Oversight Board (United States). The December 31, 2006 consolidated balance sheet was derived from audited financial statements. The results of operations for the periods ended June 30, 2007 and 2006 are not necessarily indicative of the operating results for the full year. Certain prior-year balances have been reclassified to conform to the 2007 presentation.

Revisions

The statement of cash flows for the period ended June 30, 2007 appropriately segregates the effect of changes in foreign exchange rates on cash balances into a separate line item. The effect of foreign exchange rates on cash balances has historically been included in cash flows from operations. The statements of cash flows for the period ended June 30, 2006 has been revised to conform to the 2007 presentation. The 2006 statement of cash flows also reflects the reclassification of certain accounts. The amount of the revision at June 30, 2006 from cash to short-term investments was $35.7 million.

3.   LOSSES AND LOSS ADJUSTMENT EXPENSES

The Company establishes loss liabilities based on its estimate of specific and non-specific losses. The Company also establishes liabilities for loss adjustment expenses (“LAE”), consisting of the estimated cost of settling claims, including legal and other fees and expenses associated with administering the claims process.

The Company calculates a loss and LAE liability based upon identified risks inherent in its insured portfolio. If an individual policy risk has a reasonably estimable and probable loss as of the balance sheet date, a case reserve is established. For the remaining policy risks in the portfolio, a non-specific reserve is established to account for the inherent credit losses that can be statistically estimated.

The following table presents the activity in non-specific and case reserves for the six months ended June 30, 2007. Adjustments to reserves represent management’s estimate of the amount required to cover the present value of the net cost of claims, based on statistical provisions for new originations. Transfers

FINANCIAL SECURITY ASSURANCE HOLDINGS LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (Continued)

3.   LOSSES AND LOSS ADJUSTMENT EXPENSES (Continued)

between non-specific and case reserves represent a reallocation of existing loss reserves and have no impact on earnings.

Reconciliation of Net Losses and Loss Adjustment Expenses

	Non- Specific	Case	Total
	(in millions)
December 31, 2006	$137.8	$53.0	$190.8
Incurred	9.1	—	9.1
Transfers	(1.2)	1.2	—
Payments	—	(0.8)	(0.8)
June 30, 2007 balance	$145.7	$53.4	$199.1

Management of the Company periodically evaluates its estimates for losses and LAE and establishes reserves that management believes are adequate to cover the present value of the ultimate net cost of claims. However, because of the uncertainty involved in developing these estimates, the ultimate liability may differ from current estimates.

The gross and net par amounts outstanding on transactions with case reserves were $399.0 million and $323.0 million, respectively, at June 30, 2007. The net case reserves consisted primarily of five collateralized debt obligation (“CDO”) risks and two municipal risks, which collectively accounted for approximately 95.6% of total net case reserves. The remaining eight exposures were in non-municipal sectors.

Management is aware that there are differences regarding the method of defining and measuring both case reserves and non-specific reserves among participants in the financial guaranty industry. Other financial guarantors may establish case reserves only after a default and use different techniques to estimate probable loss. Other financial guarantors may establish the equivalent of non-specific reserves, but refer to these reserves by various terms, such as, but not limited to, “unallocated losses,” “active credit reserves” and “portfolio reserves,” or may use different statistical techniques from those used by the Company to determine loss at a given point in time. In April 2007, the Financial Accounting Standards Board (the “FASB”) published an exposure draft proposing new guidance for financial guaranty insurance accounting. This exposure draft proposes, among other things, changes to reserving and premium earnings methodologies. If adopted in its current form, based on management’s current understanding of this exposure draft, the effect of these changes would be material to the financial statements.

4.   FINANCIAL PRODUCTS SEGMENT DEBT

The obligations under GICs issued by the GIC Affiliates may be called at various times prior to maturity based on certain agreed-upon events. As of June 30, 2007, interest rates were between 1.91% and 6.07% per annum on outstanding GICs and between 1.98% and 6.20% per annum on VIE debt. Payments due under GICs are based on expected withdrawal dates and exclude negative hedge accounting adjustments and prepaid interest of $190.8 million and include accretion of $915.0 million. VIE debt

FINANCIAL SECURITY ASSURANCE HOLDINGS LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (Continued)

4.   FINANCIAL PRODUCTS SEGMENT DEBT (Continued)

excludes fair-value adjustments of $131.1 million and includes $1,031.2 million of future interest accretion on zero-coupon obligations. The following table presents the combined principal amounts due under GIC and VIE debt for the remainder of 2007, each of the next four calendar years ending December 31, and thereafter:

Principal Amount
(in millions)
2007	$2,391.7
2008	1,980.1
2009	2,619.7
2010	2,730.6
2011	1,373.9
Thereafter	10,294.6
Total	$21,390.6

5.   OUTSTANDING EXPOSURE

The Company’s policies insure the scheduled payments of principal and interest on public finance and asset-backed obligations (including FSA-insured derivatives). The gross amount of financial guaranties in force (principal and interest) was $762.9 billion at June 30, 2007 and $743.9 billion at December 31, 2006. The net amount of financial guaranties in force was $553.8 billion at June 30, 2007 and $531.4 billion at December 31, 2006. The Company limits its exposure to losses from writing financial guaranties by underwriting investment-grade obligations, satisfying both rating agency and its own credit standards, diversifying its portfolio by product type and geography and through reinsurance.

The net and ceded par outstanding of insured obligations in the public finance insured portfolio were comprised as set forth below:

	Net Par Outstanding		Ceded Par Outstanding
	June 30, 2007	December 31, 2006	June 30, 2007	December 31, 2006
	(in millions)
Domestic obligations
General obligation	$109,012	$103,112	$29,359	$28,143
Tax-supported	47,508	46,479	18,589	18,733
Municipal utility revenue	42,066	40,495	13,898	13,367
Health care revenue	13,498	13,155	10,853	10,144
Housing revenue	7,508	7,576	1,942	2,039
Transportation revenue	16,509	16,164	10,506	10,337
Education	4,850	4,378	1,627	1,027
Other domestic public finance	1,818	1,628	645	509
International obligations	20,001	18,306	16,244	14,554
Total public finance obligations	$262,770	$251,293	$103,663	$98,853

FINANCIAL SECURITY ASSURANCE HOLDINGS LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (Continued)

5.   OUTSTANDING EXPOSURE (Continued)

The net and ceded par outstanding of insured obligations in the asset-backed insured portfolio (including FSA-insured derivatives) included the following amounts:

	Net Par Outstanding		Ceded Par Outstanding
	June 30, 2007	December 31, 2006	June 30, 2007	December 31, 2006
	(in millions)
Domestic obligations
Residential mortgages	$18,135	$15,666	$2,899	$2,555
Consumer receivables	11,640	10,599	560	664
Pooled corporate obligations	52,036	45,914	7,338	8,729
Other domestic asset-backed obligations(1)	6,826	6,793	3,239	2,952
International obligations	29,889	29,295	6,336	8,077
Total asset-backed obligations	$118,526	$108,267	$20,372	$22,977

(1)          Excludes net par outstanding of $17,914 million as of June 30, 2007 and $16,558 million as of December 31, 2006 relating to FSA-insured GICs issued by the GIC Affiliates and other intercompany insurance.

6.   TAXES

The Company adopted FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of SFAS Statement No.109” (“FIN 48”) as of January 1, 2007. FIN 48 clarifies the accounting for uncertainty in income taxes in an entity’s financial statements pursuant to FASB Statement No. 109, “Accounting for Income Taxes” and provides thresholds for recognizing and measuring benefits of a tax position taken or expected to be taken in a tax return. Consequently, the Company recognizes tax benefits only on tax positions where it is “more likely than not” to prevail. There was no effect on the Company’s statement of operations and comprehensive income from adopting FIN 48.

The total amount of unrecognized tax benefits at January 1, 2007 and June 30, 2007 were $22.8 million and $27.1 million, respectively. If recognized, the entire amount would favorably affect the effective tax rate. Further, the Company recognizes interest and penalties related to unrecognized tax benefits as part of income taxes. For the period ended June 30, 2007, the Company accrued $0.7 million of expenses related to interest and penalties. Cumulative interest and penalties of $2.6 million had been accrued on the Company’s balance sheet at June 30, 2007.

The Company files consolidated income tax returns in the United States as well as separate tax returns for certain of its subsidiaries or branches in various state and local and foreign jurisdictions, including the United Kingdom, Japan, Australia, and Singapore. With limited exceptions, the Company is no longer subject to income tax examinations for its 2002 and prior tax years for U.S. federal, state and local, or non-U.S. jurisdictions.

Within the next 12 months, it is reasonably possible that unrecognized tax benefits for tax positions taken on previously filed tax returns will become recognized as a result of the expiration of the statute of limitations for the 2003 tax year, which, absent any extension, will close in September 2007.

FINANCIAL SECURITY ASSURANCE HOLDINGS LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (Continued)

7.   DERIVATIVE INSTRUMENTS

Insured Derivatives

Included in the Company’s insured portfolio are certain contracts that qualify as derivatives under Statement of Financial Accounting Standards (“SFAS”) No. 133, “Accounting for Derivative Instruments and Hedging Activities” (“SFAS 133”) or SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments” (“SFAS 155”). Changes in the fair-value of these contracts are recorded through the statements of operations and comprehensive income. These contracts include FSA-insured CDS, insured interest rate swaps entered into in connection with the issuance of certain public finance obligations and insured net interest margin (“NIM”) securitizations issued in connection with certain mortgage-backed security (“MBS”) financings. The Company considers all such agreements to be a normal extension of its financial guaranty insurance business. For accounting purposes, these types of contracts may be deemed derivatives (insured CDS and interest rate swaps) or may be deemed to include embedded derivatives (insured NIM securitizations). For insured NIM securitizations the Company currently treats the entire instrument as a derivative and therefore fair values the entire financial guaranty contract.

With respect to insured derivatives, FSA expects that these transactions will not be subject to a market value termination for which the Company would be liable. The Company recorded net earned premium under these agreements of $23.2 million and $45.4 million for the three and six months ended June 30, 2007, respectively, and $23.2 million and $45.7 million for the three and six months ended June 30, 2006, respectively.

The Company’s net par outstanding of $77.4 billion and $74.7 billion relating to insured CDS and NIM securitizations at June 30, 2007 and December 31, 2006, respectively, are included in the asset-backed balances in Note 5. The Company believes that the most meaningful presentation of the financial statement impact of these derivatives is to record earned premiums over the installment period and to record changes in fair value as incurred. Changes in fair value are recorded in net realized and unrealized gains (losses) on derivative instruments and in either other assets or other liabilities, as appropriate. The Company uses quoted market prices, when available, to determine fair value. If quoted market prices are not available, as is generally the case, the Company uses internally developed estimates of fair value. Management applies judgment when developing these estimates and considers factors such as current prices charged for similar agreements, performance of underlying assets, changes in internal shadow ratings, the level at which the deductible has been set and the Company’s ability to obtain reinsurance for its insured obligations. Due to the lack of a quoted market for the CDS obligations written by the Company, estimates generated from the Company’s valuation process may differ materially from values that may be realized in market transactions. Management does not believe that the fair value adjustments are an indication of potential claims under FSA’s guarantees or an indication of potential gains or losses to be realized from the derivative transactions. The average remaining life of these contracts as of June 30, 2007 was 3.5 years. The inception-to-date gain for all insured derivatives is recorded in other assets (See Note 8).

FINANCIAL SECURITY ASSURANCE HOLDINGS LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (Continued)

7.   DERIVATIVE INSTRUMENTS (Continued)

The table below shows the changes in fair value of insured derivatives that are recorded in net realized and unrealized gains (losses) on derivative instruments in the consolidated statements of operations and comprehensive income:

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
	(in millions)
Insured derivatives:
CDS	$(45.4)	$(3.1)	$(57.1)	$25.9
Insured interest rate swaps	0.0	(0.1)	(0.3)	0.1
NIM securitizations(1)	(0.2)	—	(1.4)	—
Total	$(45.6)	$(3.2)	$(58.8)	$26.0

(1)          As of January 1, 2007, the Company implemented SFAS 155, which resulted in a mark-to-market loss of $0.2 million   and $1.4 million related to insured NIM securitizations for the three and six months ended June 30, 2007, respectively. The change in fair value was a function of the market’s adverse perception of mortgage-backed products. The Company does not believe that the fair value adjustments are an indication of potential claims under FSA’s guarantees or an indication of potential gains or losses to be realized from the derivative transactions.

Interest Rate and Foreign Exchange Rate Derivatives

The Company enters into derivative contracts to manage interest rate and foreign currency exposure in its FP Segment investment portfolio and FP Segment debt. All gains and losses from changes in the fair value of derivatives are recognized immediately in the consolidated statements of operations and comprehensive income. These derivatives generally include interest rate and currency swap agreements, which are primarily utilized to convert fixed-rate debt and investments into U.S. dollar floating-rate debt and investments. Hedge accounting is applied to fair-value hedges provided certain criteria are met.

In order for a derivative to qualify for hedge accounting, it must be highly effective at reducing the risk associated with the exposure being hedged. An effective hedge is defined as one whose periodic fair value change is 80% to 125% correlated with the fair value of the hedged item. The difference between a perfect hedge (i.e., one that is 100% correlated) and the actual correlation within the 80% to 125% effectiveness range is the ineffective portion of the hedge. A failed hedge is one whose correlation falls outside of the 80% to 125% effectiveness range. The table below presents the net gain (loss) related to the ineffective portion of the Company’s fair value hedges and net gain (loss) related to failed hedges.

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
	(in millions)
Ineffective portion of fair value hedges(1)	$1.9	$5.0	$2.8	$8.9
Change in fair value of failed hedges	0.1	1.2	(0.3)	1.5

(1)          Includes the changes in value of hedging instruments related to the passage of time, which have been excluded from the assessment of hedge effectiveness.

FINANCIAL SECURITY ASSURANCE HOLDINGS LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (Continued)

7.   DERIVATIVE INSTRUMENTS (Continued)

The inception-to-date net unrealized gain on derivatives in the FP Segment of $360.3 million and $487.3 million at June 30, 2007 and December 31, 2006, respectively, is recorded in other assets or accrued expenses, other liabilities and minority interest, as applicable.

Other Derivatives

The Company enters into various other derivative contracts that do not qualify for hedge accounting treatment under SFAS 133. These derivatives may include swaptions, caps and other derivatives that are used principally as protection against large interest rate movements in certain assets and liabilities. Gains and losses on these derivatives are reflected in net realized and unrealized gains (losses) on derivative instruments in the consolidated statements of operations and comprehensive income.

8.   OTHER ASSETS AND LIABILITIES

The detailed balances that comprise other assets and accrued expenses, other liabilities and minority interest at June 30, 2007 and December 31, 2006 are as follows:

	June 30, 2007	December 31, 2006
	(in thousands)
Other assets:
Unrealized gain on FP Segment derivatives	$490,052	$526,984
Fair-value adjustments on insured derivatives	30,401	89,195
VIE other invested assets	—	157,810
Securities purchased under agreements to resell	—	150,000
Deferred compensation trust	117,996	114,181
Tax and loss bonds	140,893	127,150
Accrued interest in FP Segment	193,869	168,997
Accrued interest income on general investment portfolio	60,006	60,929
Other assets	210,374	215,513
Total other assets	$1,243,591	$1,610,759

	June 30, 2007	December 31, 2006
	(in thousands)
Other liabilities and minority interest:
Payable for securities purchased	$285,190	$33,046
Deferred compensation trust	117,996	114,181
Equity participation plan	77,117	112,688
Accrued interest in FP Segment	206,622	184,177
Unrealized loss on FP Segment derivatives	129,729	39,724
Other liabilities	225,065	307,598
Minority interest in VIE’s	250	250
Total other liabilities and minority interest	$1,041,969	$791,664

FINANCIAL SECURITY ASSURANCE HOLDINGS LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (Continued)

9.   SEGMENT REPORTING

The Company operates in two business segments: financial guaranty and financial products. The Financial Guaranty Segment is primarily in the business of providing financial guaranty insurance on public finance and asset-backed obligations in exchange for a premium. The FP Segment includes the GIC operations of the Company, which issues GICs to municipalities and other market participants and invests the proceeds from the sale of GICs in investments that are floating-rate obligations or converts such obligations into LIBOR-based floating-rate investments to produce a net interest margin. GICs provide for the return of principal and the payment of interest at pre-specified rates. Reflecting the manner in which the VIEs’ operations are managed, the results of the VIEs have been included in the FP Segment beginning in the fourth quarter of 2006. The June 30, 2006 disclosures have been reclassified to conform to the 2007 presentation.

The following tables summarize the financial information by segment as of and for the three and six months ended June 30, 2007 and 2006. The exclusions from pretax operating earnings are the fair value adjustments on insured derivatives and economic interest rate hedges.

	Three Months Ended June 30, 2007
	Financial Guaranty	Financial Products	Intersegment Eliminations	Total
	(in thousands)
Revenues:
External	$138,353	$271,936	$—	$410,289
Intersegment	837	4,062	(4,899)	—
Expenses:
External	(66,790)	(267,877)	—	(334,667)
Intersegment	(4,062)	(837)	4,899	—
Less:
SFAS133 fair-value adjustments for insured derivatives and economic interest rate hedges	(45,587)	(11,025)	—	(56,612)
Pretax segment operating earnings	113,925	18,309	—	132,234
Segment assets	$7,067,109	$20,185,782	$(262,199)	$26,990,692

FINANCIAL SECURITY ASSURANCE HOLDINGS LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (Continued)

9.   SEGMENT REPORTING (Continued)

	Three Months Ended June 30, 2006
	Financial Guaranty	Financial Products	Intersegment Eliminations	Total
	(in thousands)
Revenues:
External	$161,710	$275,633	$—	$437,343
Intersegment	930	5,159	(6,089)	—
Expenses:
External	(53,268)	(252,550)	—	(305,818)
Intersegment	(5,159)	(930)	6,089	—
Less:
SFAS133 fair-value adjustments for insured derivatives and economic interest rate hedges	(3,136)	16,260	—	13,124
Pretax segment operating earnings	107,349	11,052	—	118,401
Segment assets	$7,054,467	$16,334,297	$(377,443)	$23,011,321

	Six Months Ended June 30, 2007
	Financial Guaranty	Financial Products	Intersegment Eliminations	Total
	(in thousands)
Revenues:	$293,948	$551,170	$—	$845,118
External	1,746	8,301	(10,047)	—
Intersegment
Expenses:
External	(123,467)	(532,574)	—	(656,041)
Intersegment	(8,301)	(1,746)	10,047	—
Less:
SFAS133 fair-value adjustments for insured derivatives and economic interest rate hedges	(58,793)	(11,013)	—	(69,806)
Pretax segment operating earnings	$222,719	$36,164	$—	$258,883

FINANCIAL SECURITY ASSURANCE HOLDINGS LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (Continued)

9.   SEGMENT REPORTING (Continued)

	Six Months Ended June 30, 2006
	Financial Guaranty	Financial Products	Intersegment Eliminations	Total
	(in thousands)
Revenues:
External	$352,884	$480,315	$—	$833,199
Intersegment	1,824	10,545	(12,369)	—
Expenses:
External	(105,910)	(449,300)	—	(555,210)
Intersegment	(10,545)	(1,824)	12,369	—
Less:
SFAS133 fair-value adjustments for insured derivatives and economic interest rate hedges	26,028	15,179	—	41,207
Pretax segment operating earnings	$212,225	$24,557	$—	$236,782

The following tables present reconciliations of the segments’ pre-tax operating earnings to net income.

	Three Months Ended June 30, 2007
	Financial Guaranty	Financial Products	Intersegment Eliminations	Total
	(in thousands)
Pretax operating earnings	$113,925	$18,309	$—	$132,234
SFAS 133 fair-value adjustments for insured derivatives and economic interest rate hedges	(45,587)	(11,025)	—	(56,612)
Taxes				(12,795)
Net income				$62,827

	Three Months Ended June 30, 2006
	Financial Guaranty	Financial Products	Intersegment Eliminations	Total
	(in thousands)
Pretax operating earnings	$107,349	$11,052	$—	$118,401
SFAS 133 fair-value adjustments for insured derivatives and economic interest rate hedges	(3,136)	16,260	—	13,124
Taxes				(36,286)
Minority interest				14,481
Net income				$109,720

FINANCIAL SECURITY ASSURANCE HOLDINGS LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (Continued)

9.   SEGMENT REPORTING (Continued)

	Six Months Ended June 30, 2007
	Financial Guaranty	Financial Products	Intersegment Eliminations	Total
	(in thousands)
Pretax operating earnings	$222,719	$36,164	$—	$258,883
SFAS 133 fair-value adjustments for insured derivatives and economic interest rate hedges	(58,793)	(11,013)	—	(69,806)
Taxes				(41,054)
Net income				$148,023

	Six Months Ended June 30, 2006
	Financial Guaranty	Financial Products	Intersegment Eliminations	Total
	(in thousands)
Pretax operating earnings	$212,225	$24,557	$—	$236,782
SFAS 133 fair-value adjustments for insured derivatives and economic interest rate hedges	26,028	15,179	—	41,207
Taxes				(90,070)
Minority interest				52,006
Net income				$239,925

The intersegment assets consist of intercompany notes issued by consolidated refinancing vehicles and held within the FP Segment investment portfolio. The intersegment revenues and expenses relate to interest income and interest expense on intercompany notes and premiums paid by FSA Global on FSA-insured notes.

The amount of SFAS 133 fair-value adjustments for insured derivatives is a reconciling item between pre-tax segment operating earnings and net income. In addition, management subtracts the impact of economic interest rate hedges when analyzing the segments. Marking the derivatives to fair value but not marking the hedged assets or liabilities causes one-sided accounting. By removing its effect, in the view of management, the measure more closely reflects the underlying economic performance of segment operations.

10.   VARIABLE INTEREST ENTITIES

On April 28, 2006, the Company increased its ownership of the ordinary shares of FSA Global from 29% to 49% through an acquisition of shares from an unaffiliated third party. Immediately thereafter, FSA Global’s charter documents were amended to create a new class of nonvoting preference shares, which was issued to the Company. Holders of such preference shares have exclusive rights to any future dividends and, upon any winding up of FSA Global, all net assets available for distribution to shareholders (after a distribution of $250,000 to the ordinary shares). As a result of the issuance of such preference shares, (a) a substantive sale and purchase of an interest took place between the ordinary shareholders of FSA Global and the Company, resulting in an assessment and recording of the fair value of the assets and liabilities sold and purchased at the time of such transaction, and (b) the Company’s minority interest liability

FINANCIAL SECURITY ASSURANCE HOLDINGS LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (Continued)

10.   VARIABLE INTEREST ENTITIES (Continued)

associated with FSA Global being eliminated. In the second quarter of 2006, the Company realized a pre-tax gain of $1.8 million as a result of this transaction. Net income for the second quarter of 2007 includes a $7.4 million after-tax gain representing the correction of a previously unreported amortization of fair-value adjustments related to the debt of FSA Global. The correction is reflected in the captions net interest expense from FP Segment and provisions for income taxes.

11.   RECENTLY ISSUED ACCOUNTING STANDARDS

On September 15, 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (“SFAS 157”), which addresses how companies should measure fair value when required to use fair value measures for recognition or disclosure purposes under GAAP. SFAS 157 adopted an “exit price” approach to determining fair value and set forth a three-level fair value hierarchy to prioritize the inputs used in valuation techniques. Level 1 is the highest priority and is defined as observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets. Level 2 is defined as inputs other than quoted prices included in Level 1 that are observable for the asset or liability through corroboration with observable market data. Level 3 is the lowest priority and is defined as a valuation based on unobservable inputs such as a company’s own data. Prioritization of inputs, as well as other considerations, determine the level of disclosure required. SFAS 157 is applicable to financial statements issued for fiscal years beginning after November 15, 2007 and for interim periods within those fiscal years. The Company is in the process of evaluating the impact of SFAS 157 on its financial statements.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS 159”), which permits reporting entities to choose to measure at fair value many financial instruments and certain other items that are not currently required to be measured at fair value. The fair value option may be applied instrument by instrument, is applied only to entire instruments and not to portions of instruments and the election is irrevocable. SFAS 159 is effective for fiscal years beginning after November 15, 2007. The Company is currently evaluating SFAS 159 and the implications for the Company’s financial statements.

In April 2007, the FASB issued FSP No. FIN 39-1, “Amendment of FASB Interpretation No. 39” (“FSP 39-1”). FSP 39-1 amends FIN No. 39, “Offsetting of Amounts Related to Certain Contracts” (“FIN 39”), to permit a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset in accordance with FIN 39. FSP 39-1 also amends FIN 39 for certain terminology modifications. FSP 39-1 is effective for fiscal years beginning after November 15, 2007, with early application permitted, and is applied retrospectively as a change in accounting principle for all financial statements presented. Upon adoption of FSP 39-1, the Company is permitted to change its accounting policy to offset or not offset fair value amounts recognized for derivative instruments under master netting arrangements. The Company is currently evaluating FSP 39-1 and has not yet determined the effect the adoption of FSP 39-1 will have on the consolidated financial statements.

FINANCIAL SECURITY ASSURANCE HOLDINGS LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (Continued)

12.   COMMITMENTS AND CONTINGENCIES

In the ordinary course of business, the Company and certain Subsidiaries are parties to litigation. The Company is not a party to any material pending litigation.

On November 15, 2006, the Company received a subpoena from the Antitrust Division of the U.S. Department of Justice (“DOJ”) issued in connection with an ongoing criminal investigation of bid rigging of awards of municipal GICs. On November 16, 2006, FSA received a subpoena from the Securities and Exchange Commission (“SEC”) related to an ongoing industry-wide civil investigation of brokers of municipal GICs. The Company issues municipal GICs through the FP Segment, but does not serve as a GIC broker. The subpoenas request that the Company furnish to the DOJ and SEC records and other information with respect to the Company’s municipal GIC business. The Company is cooperating with the investigations by the DOJ and SEC.

Item 2.   Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Overview

Management’s principal business objective is to grow the intrinsic value of the Company over the long term. To this end, it seeks to accumulate an insured portfolio of conservatively underwritten public finance and asset-backed obligations and attractively priced GICs in order to produce a reliable, predictable earnings stream. Strategically, the Company seeks to maintain balanced capabilities across domestic and international public finance and asset-backed markets in order to allow the flexibility to pursue the most attractive opportunities available at any point in the business cycle.

To reflect accurately how management evaluates the Company’s operations and progress toward long-term goals, this discussion employs both measures promulgated in accordance with accounting principles generally accepted in the United States of America (“GAAP measures”) and measures not so promulgated (“non-GAAP measures”). Although the measures identified as non-GAAP in this discussion should not be considered substitutes for GAAP measures, management considers them key performance indicators and employs them in determining compensation. Non-GAAP measures therefore provide investors with important information about the way management analyzes its business and rewards performance.

Unless otherwise noted, percentage changes in this discussion and analysis compare the period named with the comparable period of the prior year.

For the second quarter of 2007, net income decreased 42.7% from $109.7 million to $62.8 million. For the first half, net income decreased 38.3% to $148.0 million. The decrease was primarily driven by changes in fair value adjustments for economic interest rate hedges and investment-grade insured derivatives. Gross premiums written for the second quarter decreased 28.5% to $172.7 million. Shareholders’ equity decreased 1.3% to $2.7 billion from December 31, 2006. The Company paid dividends of $61.0 million in 2007.

Results of Operations

Premiums

Net Earned and Written Premiums

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
	(in millions)
Net premiums written	$111.7	$151.0	$211.9	$239.7
Net premiums earned	106.0	98.5	205.0	193.0
Net premiums earned excluding effect of refundings and accelerations	91.4	84.3	175.4	169.7

For the second quarter, gross premiums written decreased 28.5%, and net premiums written decreased 26.0%. For the first six months, gross premiums written decreased 12.4%, and net premiums written decreased 11.6%. In each case, the change reflected a decrease in public finance premiums written, partially offset by an increase in asset-backed premiums written.

Second-quarter net premiums earned totaled $106.0 million, a 7.7% increase. This includes $14.6 million of net premiums earned from refundings and accelerations, compared with $14.2 million for the second quarter of 2006. Excluding premiums from refundings and accelerations, second-quarter net premiums earned increased 8.5%, primarily reflecting increases in both public finance and asset-backed earned premiums. The asset-backed earned premiums increase was driven primarily by premium supplements.

For the first six months, net premiums earned totaled $205.0 million, a 6.3% increase. This includes $29.6 million of net premiums earned from refundings and accelerations, compared with $23.3 million for last year’s comparable period. Excluding premiums from refundings and accelerations, first-half net premiums earned increased 3.4%, primarily reflecting increases in both public finance and asset-backed earned premiums.

New Business Production

For each accounting period, the Company estimates the present value of originations (“PV originations”). This non-GAAP measure consists of the total present value of premiums originated (“PV premiums originated”) by FSA and its subsidiaries and the present value of net interest margin originated (“PV NIM originated”) by the FP Segment. The Company generated PV originations of $217.9 million and $415.4 million in the three and six months ended June 30, 2007 and $298.5 million and $425.0 million in the three and six months ended June 30, 2006, respectively. Management believes that by disclosing the components of PV originations in addition to premiums written the Company provides investors with a more comprehensive description of its new business activity in a given period.

Present Value of Premiums Originated

The GAAP measure “gross premiums written” captures premiums collected and accrued in the period, whether collected for business originated in the period, or in installments for business originated in prior periods. It is not a precise measure of current period originations because a significant portion of the Company’s premiums are collected in installments. Therefore, to measure current period premium production, management calculates the gross present value of premium installments with respect to business originated in the accounting period and combines it with premiums received upfront with respect to business originated in the accounting period, which produces the non-GAAP measure “PV premiums originated.”

The Company’s insurance policies, including insured derivatives, are generally non-cancelable and remain outstanding for years from date of inception, in some cases 30 years or longer. Accordingly, PV premiums originated, as distinct from earned premiums, represents premiums to be earned in the future.

Viewed at a policy level, installment premiums are generally calculated as a fixed premium rate multiplied by the estimated or expected insured debt outstanding as of dates established by the terms of the policy. Because the actual installment premiums received could vary from the amount estimated at the time of origination based on variances in the actual versus estimated outstanding debt balances and foreign exchange rate fluctuations, the realization of PV premiums originated could be greater or less than the amount reported.

Installment premiums are not recorded in the financial statements until due, which is a function of the terms of each insurance policy. Future installment premiums are not captured in premiums earned or premiums written, the most comparable GAAP measures. Management therefore uses PV premiums originated to measure current business production.

PV premiums originated is a measure of gross origination activity, and does not reflect premiums ceded to reinsurers or the cost of insured derivatives or other credit protection, which may be considerable, employed by the Company to manage its credit exposures. PV premiums originated reflects estimated future installment premiums discounted to their present value, as well as upfront premiums, with respect to business originated during the period. To calculate PV premiums originated, management discounts an estimate of all future installment premium receipts. The Company calculates the discount rate for PV premiums originated as the average pre-tax yield on its insurance investment portfolio for the previous three years. This rate serves as a proxy for the return that could be achieved if the premiums had been received upfront. The estimated installment premium receipts are determined based on each installment policy’s projected par balance outstanding multiplied by its premium rate. The Company’s Transaction Oversight Groups estimate the relevant schedule of future par balances outstanding for each insurance policy with installment premiums. At the time of origination, projected debt schedules are generally based on good faith estimates developed and used by the parties negotiating the transaction.

Year-to-year comparisons of PV premiums originated are affected by the application of a different discount rate applied to each vintage year. The discount rate employed by the Company for this purpose was 4.86% for 2007 originations and 5.07% for 2006 originations. Management intends to revise the discount rate in future years according to the same methodology, in order to reflect specific return results realized by the Company.

Reconciliation of Gross Premiums Written to Non-GAAP PV Premiums Originated

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
	(in millions)
Gross premiums written	$172.7	$241.6	$322.1	$367.7
Gross installment premiums received	(66.0)	(61.2)	(127.9)	(116.5)
Gross upfront premiums originated	106.7	180.4	194.2	251.2
Gross PV estimated installment premiums originated	88.5	79.8	171.7	120.5
Gross PV premiums originated	$195.2	$260.2	$365.9	$371.7

Financial Guaranty Insurance Originations

The tables below show the gross par amount insured and PV premiums originated in the Company’s major business sectors for the periods indicated.

Public Finance Originations

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
United States:
Gross par insured (in billions)	$12.0	$12.9	$26.3	$20.2
Gross PV premiums originated (in millions)	77.4	112.3	151.4	166.6
International:
Gross par insured (in billions)	1.7	2.9	2.6	4.5
Gross PV premiums originated (in millions)	39.0	110.2	55.7	138.4

First-half estimated U.S. municipal market volume of $230.3 billion was 28% higher than in the first half of 2006, largely due to refundings. However, the pace of refundings slowed late in the second quarter due to a rise in interest rates. Insurance penetration during the first six months was approximately 48%, compared with 50% in last year’s comparable period. FSA insured approximately 22% of the par amount of insured new municipal bond issues sold year-to-date.

Including both primary and secondary U.S. public finance obligations with closing dates in the second quarter, the par amount insured by FSA declined 6.5%, and PV premiums originated declined 31.1%. The decline in PV premium production was related primarily to decreases in health care and other high-premium types of transactions. For the first half, public finance par insured increased 30.1%, while PV premiums originated declined 9.1% due to the focus on higher-quality core sectors.

In the primary and secondary international public finance markets, during the second quarter, FSA insured U.K. and Australian utility financings, an Italian health care receivable securitization and transportation and municipal bond issues in Japan. Par originated declined 42.4% and PV premiums originated declined 64.6%. Results in this sector tend to be irregular because of the timing of large, high-premium transactions with long development times. For the first six months, international public finance par insured declined 42.5% and PV premiums originated declined 59.8%.

Asset-Backed Originations

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
United States:
Gross par insured (in billions)	$9.9	$8.9	$22.3	$13.2
Gross PV premiums originated (in millions)	64.6	27.2	129.0	53.1
International:
Gross par insured (in billions)	2.5	1.3	4.6	4.9
Gross PV premiums originated (in millions)	14.2	10.5	29.8	13.6

FSA increased its second-quarter U.S. asset-backed production by 10.0% in par originated and 136.9% in PV premiums originated. As in the first quarter, the business was primarily focused on the pooled corporate and residential mortgage sectors, where FSA found opportunities at attractive pricing levels in a widening spread environment. Additionally, transactions closed in the second quarter had longer average lives, which will contribute to stability of future earnings. For the first half, FSA increased U.S. asset-backed par insured 68.7% and PV premiums originated 142.9%.

Outside the United States, FSA’s asset-backed par insured increased 95.5% and PV premiums originated increased 34.2% for the second quarter. PV premiums did not increase as much as par insured because, in last year’s second quarter, FSA guaranteed two high-premium diversified payment rights transactions. In the second quarter of this year, FSA guaranteed multinational collateralized debt obligations, U.K. residential mortgage transactions and Japanese and Canadian consumer finance securitizations. For the first half, FSA produced 119.5% more international asset-backed PV premiums despite a 6.2% decline in par insured. As in the United States, FSA found more attractively priced pooled corporate opportunities with generally longer average lives.

Financial Products Originations

The FP Segment produces net interest margin (“FP NIM”) rather than insurance premiums. Like installment premiums, the present value of FP NIM originated in a given period (“PV NIM originated”) is expected to be earned and collected in future periods.

FP Segment debt is issued at or converted into LIBOR-based floating-rate obligations, with proceeds invested in or converted into LIBOR-based floating-rate investments intended to result in profits from a higher investment rate than borrowing rate. FP NIM represents the difference between the current period investment revenue and borrowing cost, net of the economic effect of derivatives used to hedge interest rate and currency risk.

PV NIM originated represents the difference between the present value of estimated interest to be received on actual investments and the present value of estimated interest to be paid on liabilities issued by the FP Segment, net of transaction expenses and the expected results of derivatives used to hedge interest rate risk. In the first quarter of 2007, based on experience, management reduced its estimate of the adverse effect of transaction and hedging costs. The Company’s future positive interest rate spread estimate generally relates to contracts or security instruments that extend for multiple years.

Net interest income and net interest expense are reflected in the consolidated statements of operations and comprehensive income but are limited to current period earnings. As the GICs and the assets they fund extend beyond the current period, management considers the non-GAAP measure PV NIM originated to be a useful indicator of future FP NIM to be earned. PV of future NIM is also included in the non-GAAP measure adjusted book value (“ABV”) as an element of intrinsic value that is not found in GAAP book value.

GIC Affiliates issue GICs mainly to municipal issuers and for structured transactions. The majority of municipal GICs issued relate to debt service reserve funds and construction funds in support of municipal bond transactions. The majority of structured GICs serve as collateral for synthetic CDO transactions. The actual timing and amount of repayments may differ from the original estimates, which in turn would affect the realization of the estimate of PV NIM originated in a given accounting period.

Financial Products PV NIM Originated

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
	(in millions)
PV NIM originated	$22.7	$38.3	$49.5	$53.3

In the FP Segment, PV NIM originated decreased 40.4% for the second quarter, reflecting shorter average lives of new investments. The Company continued to invest conservatively in the mortgage-backed sector, focusing on Triple-A tranches, and it was able to further reduce portfolio risk by investing in shorter term Triple-A mortgage-backed securities, for which spreads had widened.  PV NIM declined 6.9% for the first half.

Operating Earnings and Adjusted Book Value

In addition to evaluating the Company’s GAAP financial information, management evaluates the Company’s business under certain non-GAAP performance measures that management refers to as operating earnings and ABV. Management uses these two metrics to measure the Company’s performance and to calculate long-term incentive compensation and the annual bonus pool. Management refers to this information in its presentations with rating agencies and the Board of Directors. While these metrics are not substitutes for reported results under GAAP, management regards operating earnings and ABV as meaningful indicators of operational performance that supplement the information available from GAAP measures.

While GAAP provides a uniform comprehensive basis of accounting, management believes that operating earnings is an important additional measure for providing a more complete understanding of the Company’s results of operations. The Company defines operating earnings as net income before the effects of fair-value adjustments for:

1.                Economic interest rate hedges, defined as derivatives intended to hedge fixed rate assets and liabilities that do not meet the criteria for hedge accounting treatment under SFAS 133, adjusted so that the impact of any hedge ineffectiveness remains in operating earnings; and

2.                Insured investment-grade derivatives, which are certain contracts that qualify as derivatives under SFAS 133 or SFAS 155 and therefore require changes in fair value to be recorded in the income statement. These contracts include FSA-insured CDS, insured interest rate swaps in certain public finance obligations and insured net interest margin (“NIM”) securitizations.

Periodic unrealized gains and losses related to economic interest rate hedges arise primarily in the FP Segment. For derivatives that do not qualify for “hedge accounting treatment,” derivatives are marked to fair value without the corresponding mark to fair value through the income statement on risks being hedged. Under the Company’s definition of operating earnings, the economic effect of these hedges is recognized, which, for interest rate swaps, generally results in any cash paid or received being recognized ratably as an expense or revenue over the hedged item’s life. Futures contracts used to hedge interest rate risk include both the embedded current net interest paid or received, as well as the value of the future net interest cash flow.

Insured derivatives are transactions that are insured by the Company in the normal course of business and, for accounting purposes, qualify as derivatives under SFAS 133 and SFAS 155. A large majority of these derivatives are CDS, which are generally non-cancelable prior to maturity, and which management views as comparable to other insured risks. CDS transactions insured by the Company generally reference either a specific security otherwise qualifying for FSA insurance or a pool of corporate or consumer debt securities or bank loans, structured such that the risk insured is investment grade without the benefit of the credit protection provided by the Company. In a typical CDS transaction, the Company, in exchange for an upfront or periodic premium, indemnifies the insured party for economic losses (in excess, in some cases, of an agreed-upon deductible) related to debt obligations of specified obligors, structured such that the risk insured is investment grade without the benefit of the credit protection provided by the Company. In the event a CDS were to migrate below investment grade, the fair-value impact would be fully reflected in operating earnings. Given the high credit quality of the CDS insured by FSA, management believes it is probable that the financial impact of the fair-value adjustments for the insured CDS will sum to zero over the finite terms of the exposures, which are typically five to ten years at inception. Notwithstanding this eventual outcome, sharp swings in the estimated fair value of the CDS portfolio may occur from quarter to quarter, due to the volatility of credit spreads that drive the fair-value estimates.

Operating earnings are subject to general and specific limitations that investors should consider. For example, there is no comprehensive, authoritative guidance for management reporting. The Company’s operating earnings is not a defined term within GAAP and may not be comparable to similarly titled measures reported by other companies. Unlike GAAP, the Company’s operating earnings presentation does not represent a comprehensive basis of accounting. Investors, therefore, should not compare the Company’s performance with that of other financial guaranty companies based upon operating earnings. Operating earnings results are meant only to supplement GAAP results by providing additional information regarding the operational and performance indicators management, the Company’s Board of Directors and rating agencies follow to assess performance.

Other limitations arise from the specific adjustments that management makes to GAAP results to derive operating earnings results. For example, management focuses on the long-term economic effectiveness of those instruments relative to the underlying hedged item and isolates the effects of interest rate volatility and changing credit spreads on the fair value of such instruments during the period. Under GAAP, the effects of these factors on the fair value of the derivative instruments (but not the underlying hedged item) tend to show more volatility in the short term. While the Company believes that its presentation reflects the economic substance of its FP Segment, the presentation understates GAAP earnings volatility.

Operating earnings also do not reflect earnings volatility related to insured derivative fair-value adjustments. A significant percentage of the Company’s insured derivative exposures subject to fair-value adjustments are considered Triple-A or Super Triple-A (defined as credit quality based on loss protection greater than the Triple-A standard), and the Company does not intend to trade these highly rated, highly structured contracts. Accordingly, management believes it is probable that the financial impact of the fair-value adjustments for the insured derivatives will sum to zero over the finite terms of the exposures. For this reason, management believes that the market volatility of credit- spread pricing, the primary driver of the changes in insured derivative fair-value results, should not influence a measure of the Company’s operating performance and therefore excludes insured derivative fair-value adjustments from operating earnings.

For the second quarter of 2007, the Company’s operating earnings increased 8.6% to $99.6 million. The following table reconciles net income to non-GAAP operating earnings:

Reconciliation of Net Income to Non-GAAP Operating Earnings

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
	(in millions)
Net income	$62.8	$109.7	$148.0	$239.9
Less fair-value adjustments for economic interest rate hedges, net of taxes(1)	(7.2)	20.1	(7.2)	43.7
Less fair value adjustments for investment-grade insured derivatives, net of taxes	(29.6)	(2.1)	(38.2)	16.9
Operating earnings	$99.6	$91.7	$193.4	$179.3

(1)          Economic hedge ineffectiveness remains in operating earnings. See following table for a more detailed presentation of fair-value adjustments for economic interest rate hedges.

Fair-Value Adjustments for Economic Interest Rate Hedges

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
	(in millions)
Fair-value adjustment for economic interest rate hedges	$(11.0)	$16.3	$(11.0)	$15.2
VIE minority interest	—	14.5	—	52.0
Tax effect	3.8	(10.7)	3.8	(23.5)
Total fair-value adjustments for economic interest rate hedges	$(7.2)	$20.1	$(7.2)	$43.7

Adjusted Book Value

To calculate ABV, the following adjustments, on an after-tax basis, are made to shareholders’ equity (GAAP “book value”):

1.                addition of unearned premium revenues, net of amounts ceded to reinsurers;

2.                addition of the present value of future installment premiums, net of amounts ceded to reinsurers and estimated premium taxes;

3.                addition of the present value of future FP net interest margin (“PV future NIM”);

4.                subtraction of the deferred costs of acquiring policies;

5.                elimination of fair-value adjustments for investment grade insured derivatives;

6.                elimination of the fair-value adjustments for economic interest rate hedges;

7.                elimination of unrealized gains or losses on investments; and

8.                International Financial Reporting Standards (“IFRS”) adjustments.

Management considers ABV an operating measure of the Company’s intrinsic value. Book value includes an estimate of loss for all insured risks made at the time of contract origination. ABV adds back certain GAAP liabilities and deducts certain GAAP assets (adjustments 1, 4, 5, 6 and 7 in the calculation above), and also captures the estimated value of future contractual cash flows related to transactions in force as of the balance sheet date (adjustments 2 and 3 in the calculation above) because installment payment contracts, whether in the form of future premiums or future NIM, are generally non-cancelable and represent a claim to future cash flows. Beginning in 2006, ABV also reflects certain IFRS adjustments in order to better align the interests of employees with the interests of Dexia S.A., the Company’s principal shareholder, whose accounts are maintained under IFRS. An investor attempting to evaluate the Company using GAAP measures alone would not have the benefit of this information. In addition, investors may consider the growth of ABV to be a performance measure indicating the degree to which management has succeeded in building a reliable source of future earnings. Certain of the Company’s compensation formulas are based, in part, on the ABV growth rate or ABV growth rate before IFRS adjustments.

Limitations of the ABV metric include that it reflects the accelerated realization of certain assets and liabilities through equity and its reliance on an estimate of the amount and timing of receipt of installment premiums and future net interest margin. Actual installment premium receipts could vary from the amount estimated due to differences between actual and estimated insured debt balances outstanding and foreign exchange rate fluctuations. Actual net interest margin results could vary from the amount estimated based on sales of investments prior to maturity and variances in the actual timing and amount of repayment associated with flexible-draw GICs that the Company issues. ABV excludes the fair-value adjustments for investment-grade insured derivatives and the effective portion of fair-value adjustments for derivatives that hedge interest rate risk but do not qualify for hedge accounting under SFAS 133.

Adjustments 1, 2 and 3 above represent the sum of cumulative years’ reported PV premiums originated and PV NIM originated, less what has been earned or adjusted due to changes in estimates as described above. PV of future net interest margin is adjusted for management’s estimate of transaction and hedging related costs. In the first quarter of 2007, based on recent experience, management reduced its estimate of the adverse effect of such costs. Such change in estimates resulted in an increase to ABV of approximately $24.0 million at June 30, 2007. Adjustments 1 and 2 in the calculation of ABV represent unearned premiums that have been collected and the Company’s best estimate of the present value of its future premium installments (comprising current- and prior-period originations that have not yet been earned). Debt schedules related to installment transactions can change from time to time. Critical assumptions underlying adjustment 2 are discussed above under “—New Business Production—Financial Guaranty Insurance Originations.”

As discussed above under “—New Business Production—Financial Products Originations,” the Company calculates PV NIM originated (adjustment 3) because net interest income and net interest expense reflected in the consolidated statements of operations and comprehensive income are limited to current period earnings. The Company’s future positive interest rate spread from outstanding FP Segment business can be estimated and generally relates to contracts or security instruments that extend for multiple years. Management therefore includes it in ABV as another element of intrinsic value not found in GAAP book value.

Adjustment 4 reflects the realization of costs deferred and associated with premium origination.

Through adjustments 5 and 6, the effect of certain items excluded from operating earnings is also excluded from ABV. As explained in the preceding discussion of operating earnings, management expects the financial impact of the insured derivative fair-value adjustments, reflected in adjustment 5, to sum to zero over the finite terms of the related exposures. Derivatives reflected in adjustment 6 reduce, on an economic basis, the interest rate risk of fixed rate assets and liabilities held in the FP Segment, which includes the FSA Global portfolio, although they do not meet SFAS 133 hedge-accounting requirements. The Company uses such derivatives to hedge against interest rate volatility, rather than to speculate on the direction of interest rates. The intent of management is to hold the derivatives to expected maturity along with the related hedged fixed-rate assets or liabilities. In addition, through adjustment 7, ABV excludes the effect of fair-value adjustments made to investments and reflected in other comprehensive income. As the objective is to optimize long-term stable earnings, management generally seeks to minimize turnover and therefore any unrealized investment gain or loss is subtracted from book value to exclude it from the ABV metric. In the event that an investment is liquidated prior to its maturity, any related gain or loss is reflected in both earnings and ABV without further adjustment. Adjustment 8 reflects IFRS accounting treatment of items for which GAAP and IFRS treatments differ. These accounting differences relate primarily to foreign exchange, contingencies and fair-value adjustments.

Shareholders’ equity (“book value”) was $2.7 billion and ABV was $4.1 billion at June 30, 2007. During the twelve month period ended June 30, 2007 after taking dividends into account, ABV (IFRS basis) grew 14.6%. The ABV growth rate would have been 13.9% without a change in the estimate of transaction and hedging costs that increased PV future NIM by approximately $24.0 million.

The following table reconciles book value to non-GAAP ABV:

Reconciliation of Book Value to Non-GAAP Adjusted Book Value

	June 30, 2007	December 31, 2006
	(in millions)
Shareholders’ equity (U.S. GAAP)	$2,686.0	$2,722.3
After-tax adjustments:
Plus net unearned premium revenues	1,075.9	1,071.4
Plus PV future net installment premiums and PV future NIM	701.3	627.2
Less net deferred acquisition costs	225.3	221.4
Less fair-value adjustments for insured derivatives	19.8	58.0
Less fair-value of economic interest rate hedges	20.8	72.6
Less unrealized gains on investments	72.0	154.9
Adjusted book value before IFRS adjustments	4,125.3	3,914.0
IFRS adjustments	4.7	4.8
Adjusted book value (IFRS basis)	$4,130.0	$3,918.8

Net Investment Income and Realized Gains

Net investment income increased 9.1% for the second quarter of 2007 and 9.0% for the first six months of 2007. The increase primarily reflects higher invested balances in the Company’s general investment portfolio. The Company’s effective tax rate on investment income (excluding the effects of realized gains and losses, FP Segment and assets acquired in refinancing transactions) for the first half was 12.3%, versus 13.4% for the comparable prior-year period. The different rates are primarily a function of the decrease in the proportion of taxable investment income.

The Company has an investment in XL Financial Assurance Ltd (“XLFA”) in the form of preferred shares. XLFA is a financial guaranty insurance subsidiary of XL Capital Ltd (“XL”). The Company accounts for its investment in XLFA as available-for-sale securities with changes in fair value reflected in OCI and with dividends declared or paid included in investment income. The fair value of the investment at June 30, 2007 was $39.0 million. In March 2006, the XLFA Board of Directors approved a by-law amendment changing the coupon on XLFA’s preferred shares from a participating dividend based on an internal rate of return up to 19% to a fixed dividend of 8.25% per annum, effective January 1, 2006. Quarterly dividends were declared at this new rate commencing with the first quarter of 2006. Dividend income was $0.8 million for the three months ended June 30, 2007 and $1.1 million for the three months ended June 30, 2006. Dividend income was $1.9 million for the six months ended June 30, 2007 and $2.2 million for the six months ended June 30, 2006. In addition, the Company received a $15.0 million dividend on March 30, 2007, which was recorded as a return of capital and therefore reduced the carrying amount of the investment.

Other Income

Other income includes income related to the Company’s deferred compensation plans (the “DCPs”) and supplemental executive retirement plans (the “SERPs”), which are based on changes in fair value of investments and are perfectly offset by amounts in other operating expenses. These amounts were income of $7.2 million and expense of $6.2 million for the second quarter of 2007 and 2006, respectively, and income of $9.4 million and expense of $0.3 million for the first half of 2007 and 2006, respectively. Excluding such amounts, other income increased 15.4% for the quarter and 35% for the first half, primarily due to realized gains in foreign exchange.

Losses and Loss Adjustment Expenses

The Company recorded losses and loss adjustment expense (“LAE”) incurred of $4.7 million in the second quarter of 2007, compared with $7.9 million in the second quarter of 2006. The Company recorded losses and LAE incurred of $9.1 million for the first six months of 2007, compared with $11.2 million for the six months of 2006. The decreases are driven primarily by an increase in higher rated transactions, which require lower reserves, compared to that of the comparable prior year periods. Adjustments to reserves represent management’s estimate of the amount required to cover the present value of the net cost of claims, based on statistical provisions in the case of new originations.

Reconciliation of Net Losses and Loss Adjustment Expenses

	Non- Specific	Case	Total
	(in millions)
December 31, 2006	$137.8	$53.0	$190.8
Incurred	9.1	—	9.1
Transfers	(1.2)	1.2	—
Payments	—	(0.8)	(0.8)
June 30, 2007 balance	$145.7	$53.4	$199.1

The gross and net par amounts outstanding on transactions with case reserves were $399.0 million and $323.0 million, respectively, at June 30, 2007. The net case reserves consisted primarily of five CDO risks and two municipal risks, which collectively accounted for approximately 95.6% of total net case reserves. The remaining eight case reserve exposures were in non-municipal sectors.

FSA insures residential mortgage-backed securities backed by U.S. subprime mortgage loans. As of June 30, 2007, FSA had $4.2 billion of net par exposure to the U.S. subprime mortgage loan sector, representing 1.1 % of total insured net par outstanding. This includes $3.8 billion of exposure to subprime RMBS and $397.3 million of exposure to net interest margin securitizations (NIMs) backed by subprime RMBS. Over the last several months, there has been considerable stress in the subprime mortgage loan market, particularly related to mortgage loans originated during 2005 and 2006. While $1.0 billion of the $4.2 billion subprime net par outstanding guaranteed by FSA includes RMBS and NIMs originated during 2005 and 2006, 100% of the $916 million originated as regular RMBS is rated “AAA”, while the $95 million originated as NIMs is rated “BBB” or “A”. The NIMs transactions pay from early cash flows and the outstanding NIMs (weighted by current outstanding net par) had an expected average life of 0.75 years at issuance.

FSA has generally not participated in the ABS CDO market and insures only two ABS CDOs. FSA's total net par exposure to these two transactions is $372.8 million, with U.S. subprime RMBS comprising 15.4% of the combined assets of those transactions (or 0.01% of FSA’s total net par outstanding). If all of the U.S. subprime RMBS collateral (the majority of which is rated “A” or better) in these transactions defaulted with 100% losses, more than half of the overcollateralization available in each of these CDOs would remain.

FSA records a non-specific reserve to reflect the credit risks inherent in its portfolio. The non-specific reserve together with case basis reserves represent the Company’s estimate of total loss liability. The Company believes that its total loss liability is adequate given the current information.

Since case and non-specific reserves are based on estimates, there can be no assurance that the ultimate liabilities will not differ from such estimates. The Company will continue, on an ongoing basis, to monitor these reserves and may periodically adjust such reserves, upward or downward, based on the Company’s revised estimated loss, actual loss experience, its mix of business and economic conditions.

Management is aware that there are differences regarding the method of defining and measuring both case reserves and non-specific reserves among participants in the financial guaranty industry. Other financial guarantors may establish case reserves only after a default and use different techniques to estimate probable loss. Other financial guarantors may establish the equivalent of non-specific reserves, but refer to these reserves by various terms, such as, but not limited to, “unallocated losses,” “active credit reserves” and “portfolio reserves,” or may use different statistical techniques from those used by the Company to determine loss at a given point in time. In April 2007, the Financial Accounting Standards Board (the “FASB”) published an exposure draft proposing new guidance for financial guaranty insurance accounting. This exposure draft proposes, among other things, changes to reserving and premium earnings methodologies. Based on management’s current understanding of this exposure draft, the effect of these changes would be material to the financial statements if adopted.

Interest Expense

Interest expense increased 72% to $11.6 million for the three months ended June 30, 2007 and 72% to $23.2 million for the six months ended June 30, 2007. The increase was due to the issuance of hybrid debt in the fourth quarter of 2006.

Policy Acquisition Cost and Other Operating Expense

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
	(in millions)
Other operating expense and amortization of deferred policy acquisition costs	$56.8	$34.4	$103.0	$81.9
Other operating expense and amortization of deferred policy acquisition costs, excluding DCPs and SERPs	49.6	40.6	93.6	82.2

Excluding the DCPs and SERPs, other operating expenses and amortization of deferred policy acquisition costs  increased by $9.0 million or 22.0% for the second quarter of 2007 from last year’s second quarter. For the first six months, those expenses increased by $11.4 million or 13.9%. The increases relate primarily to an increase in compensation expenses and a lower deferral rate.

Financial Products Spread Portfolio Net Interest Margin

FP Segment NIM was $25.8 million for the second quarter of 2007 and $50.4 million for the first six months, compared with last year’s results of $17.2 million for the second quarter and $36.7 million for the first six months. The increases reflected primarily portfolio growth in the GIC business and capital gains. FP Segment NIM is a non-GAAP measure defined as the net interest margin from the FP Segment excluding fair-value adjustments for economic interest rate hedges. FP spread portfolio NIM is comparable to FP operating NIM, which the Company reported for periods prior to December 31, 2006. Beginning in the fourth quarter of 2006, FP Segment reporting includes the results of VIEs, which formerly were reported in the financial guaranty segment.

NIM shown in accordance with classifications required under GAAP on the consolidated statements of operations and comprehensive income (“Total NIM”) is calculated as net interest income from the FP Segment, plus FP net realized gains (losses), less net interest expense from the FP Segment. Total NIM was income of $23.0 million for the second quarter of 2007 and income $26.5 million for the second quarter of 2006 and primarily represents fixed rate liabilities (which are swapped to floating rate obligations) funding floating rate assets.

The table below reconciles Total NIM with FP Segment NIM and FP spread portfolio NIM:

Reconciliation of Total NIM to Non-GAAP FP Spread Portfolio NIM

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
	(in millions)
Total NIM	$23.0	$26.5	$29.5	$47.2
Realized interest income from and ineffectiveness on economic interest rate hedges	(1.3)	(14.5)	12.6	(21.1)
Intersegment income related to refinanced transactions	4.1	5.2	8.3	10.6
FP Segment NIM	25.8	17.2	50.4	36.7
Less: VIE NIM(1)	1.1	0.8	2.0	1.9
FP spread portfolio NIM	$24.7	$16.4	$48.4	$34.8

(1)          VIE NIM represents the impact of consolidation of the VIEs on the Total NIM.

Net realized interest income and expense associated with derivatives in hedging relationships that do not qualify for hedge accounting are recorded in realized and unrealized gains and losses on derivative instruments and are added back to calculate FP spread portfolio NIM. Ineffectiveness related to derivatives that do not qualify for hedge accounting is added back to calculate FP spread portfolio NIM. Ineffectiveness is the difference between the unrealized gains and losses on derivatives and the unrealized gains and losses on hedged items. Unrealized gains and losses on derivatives that do not qualify for hedge accounting are shown under the caption net realized and unrealized gains (losses) on derivative instruments. Unrealized gains and losses on risks hedged with derivatives that do not qualify for hedge accounting are not recorded in income.

Derivatives that qualify for hedge accounting are classified in the consolidated statements of operations and comprehensive income with the underlying item being hedged.

Intersegment income relates primarily to intercompany notes held in the FP Segment investment portfolio. In connection with the Company’s refinancing transactions, FSA obtains funds from FP operations to fund claim payments, creating an interest bearing intercompany note. This intercompany note is included in the assets of the FP Segment, with the related net interest income added to FP Segment NIM, but is eliminated from the consolidated Total NIM.

VIE and FP net interest income are combined on the consolidated statements of operations and comprehensive income, as are VIE and FP net interest expense. VIE NIM pertains to the net interest margin derived from transactions executed by FSA Global and Premier. The VIE NIM relates to a passively managed portfolio, while the growing GIC portfolio is actively managed. Accordingly, the VIE NIM is shown separately from the FP spread portfolio NIM.

Net Realized and Unrealized Gains (Losses) on Derivative Instruments

The components of net realized and unrealized gains (losses) on derivative instruments are shown in the table below:

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
	(in millions)
FP and VIE interest rate derivatives	$1.0	$77.5	$32.2	$106.0
Insured derivatives	(45.6)	(3.2)	(58.8)	26.0
Other	0.1	0.4	0.4	0.6
Net realized and unrealized gains (losses) on derivative instruments	$(44.5)	$74.7	$(26.2)	$132.6

Insured Derivatives

Included in the Company’s insured portfolio are certain contracts that qualify as derivatives under Statement of Financial Accounting Standards (“SFAS”) No. 133, “Accounting for Derivative Instruments and Hedging Activities” (“SFAS 133”) or SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments” (“SFAS 155”). Changes in the fair-value of these contracts are recorded through the statements of operations and comprehensive income. These contracts include FSA-insured CDS, insured interest rate swaps entered into in connection with the issuance of certain public finance obligations and insured net interest margin (“NIM”) securitizations issued in connection with certain mortgage-backed security (“MBS”) financings. The Company considers all such agreements to be a normal extension of its financial guaranty insurance business. For accounting purposes, these types of contracts may be deemed derivatives (insured CDS and interest rate swaps) or may be deemed to include embedded derivatives (insured NIM securitizations). For insured NIM securitizations the Company currently treats the entire instrument as a derivative and therefore fair values the entire financial guaranty contract.

With respect to insured derivatives, FSA expects that these transactions will not be subject to a market value termination for which the Company would be liable. The Company recorded net earned premium under these agreements of $23.2 million and $45.4 million for the three and six months ended June 30, 2007, respectively, and $23.2 million and $45.7 million for the three and six months ended June 30, 2006, respectively.

The Company’s net par outstanding of $77.4 billion and $74.7 billion relating to insured CDS and NIM securitizations at June 30, 2007 and December 31, 2006, respectively, are included in the asset-backed balances in Note 5 to the Consolidated Financial Statements in Item 1. The Company believes that the most meaningful presentation of the financial statement impact of these derivatives is to record earned premiums over the installment period and to record changes in fair value as incurred. Changes in fair value are recorded in net realized and unrealized gains (losses) on derivative instruments and in either other assets or other liabilities, as appropriate. The Company uses quoted market prices, when available, to determine fair value. If quoted market prices are not available, as is generally the case, the Company uses internally developed estimates of fair value. Management applies judgment when developing these estimates and considers factors such as current prices charged for similar agreements, performance of underlying assets, changes in internal shadow ratings, the level at which the deductible has been set and the Company’s ability to obtain reinsurance for its insured obligations. Due to the lack of a quoted market for the CDS obligations written by the Company, estimates generated from the Company’s valuation process may differ materially from values that may be realized in market transactions. Management does not believe that the fair value adjustments are an indication of potential claims under FSA’s guarantees or an indication of potential gains or losses to be realized from the derivative transactions. The average remaining life of these contracts as of June 30, 2007 was 3.5 years. The inception-to-date gain on the balance sheet was $30.4 million at June 30, 2007 and $89.2 million at December 31, 2006 and is recorded in other assets.

The table below shows the changes in fair value of insured derivatives recorded in net realized and unrealized gains (losses) on derivative instruments in the consolidated statements of operations and comprehensive income:

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
	(in millions)
Insured derivatives:
CDS	$(45.4)	$(3.1)	$(57.1)	$25.9
Interest rate swaps	0.0	(0.1)	(0.3)	0.1
NIM securitizations	(0.2)	—	(1.4)	—
Total	$(45.6)	$(3.2)	$(58.8)	$26.0

(1)          As of January 1, 2007, the Company implemented SFAS 155, which resulted in a mark-to-market loss of $0.2 million   and $1.4 million related to insured NIM securitizations for the three and six months ended June 30, 2007, respectively. The change in fair value was a function of the market’s adverse perception of mortgage-backed products. The Company does not believe that the fair value adjustments are an indication of potential claims under FSA’s guarantees or an indication of potential gains or losses to be realized from the derivative transactions.

Income from Assets Acquired in Refinancing Transactions

Income from assets acquired in refinancing transactions, excluding realized gains and losses, was $5.5 million and $11.3 million for the three and six month periods ended June 30, 2007 and $6.1 million and $13.1 for the three and six month periods ended June 30, 2006. The decrease relates primarily to lower investment balances.

Taxes

For the first six months of 2007 and 2006, the Company’s effective tax rates were 21.7% and 27.3%, respectively. The prior year effective tax rate was higher that the current year due to higher fair value adjustments in income, which were taxed at 35.0%. The 2007 and 2006 rates differ from the statutory rate of 35% primarily due to tax-exempt interest income. The Company adopted FIN 48 as of January 1, 2007. FIN 48 clarifies the accounting for uncertainty in income taxes in an entity’s financial statements pursuant to FASB Statement No. 109, “Accounting for Income Taxes” and provides thresholds for recognizing and measuring benefits of a tax position taken or expected to be taken in a tax return. Consequently, the Company recognizes tax benefits only on tax positions where it is “more likely than not” to prevail. There was no impact on the Company’s financial statements from adopting FIN 48. See Note 6 to the Consolidated Financial Statements in Item 1.

Liquidity and Capital Resources

The Company’s consolidated invested assets and cash at June 30, 2007, net of unsettled security transactions, were $22,636.5 million, compared with the December 31, 2006 balance of $21,261.4 million. These balances include the fair value adjustments of the Company’s various investment portfolios, which had an aggregate pre-tax unrealized gain position of $52.1 million at June 30, 2007 and $243.1 million at December 31, 2006. These balances exclude assets in the VIE Investment Portfolio and assets acquired under refinancing transactions that management believes are beyond the reach of the Company and its creditors.

Cash from operations was a net outflow of  $55.7 million for the six month period ended June  30, 2007, compared to an inflow of $213.6 million for the six month period ended June 30, 2006. The decrease in cash flows from operations was primarily attributable to the treatment of trading portfolio asset purchases.

At June 30, 2007, Financial Security Assurance Holdings Ltd. (as a separate holding company, “FSA Holdings”) had cash and investments of $41.9 million available to fund the liquidity needs of its non-insurance operations. Because the majority of the Company’s operations are conducted through FSA, the long-term ability of FSA Holdings to service its debt will largely depend on its receipt of dividends from, payment on surplus notes by, or repurchase of shares by, FSA.

In its financial guaranty business, premiums and investment income are the Company’s primary sources of funds to pay its operating expenses, insured losses and taxes. In its FP Segment, the Company relies on net interest income to fund its net interest expense and operating expenses. Management believes that the Company’s operations provide sufficient liquidity to pay its obligations. If additional liquidity is needed or cash flow from operations significantly decreases, the Company can liquidate or utilize its investment portfolio as a source of funds in addition to its alternative liquidity arrangements, as discussed further below. The Company’s cash flows from operations are heavily dependent on market conditions, the competitive environment and the mix of business originated. In addition, payments made in settlement of the Company’s obligations in its insured portfolio may, and often do, vary significantly from year to year depending primarily on the frequency and severity of payment defaults and its decisions regarding whether to exercise its right to accelerate troubled insured transactions in order to mitigate future losses. In each of the periods reported, the Company has not drawn on alternative sources of liquidity to meet its obligations.

FSA Holdings paid dividends of $30.5 million and $61.0 million  in the three and six month periods ended June 30, 2007 and $32.5 million and $65.0 million during the comparable periods of 2006.

FSA’s ability to pay dividends depends, among other things, upon FSA’s financial condition, results of operations, cash requirements and compliance with rating agency requirements for maintaining its Triple-A ratings, and is also subject to restrictions contained in the insurance laws and related regulations of New York and other states. Under the insurance laws of the State of New York (the “New York Insurance Law”), FSA may pay dividends out of earned surplus, provided that, together with all dividends declared or distributed by FSA during the preceding 12 months, the dividends do not exceed the lesser of (a) 10% of policyholders’ surplus as of its last statement filed with the Superintendent of Insurance of the State of New York (the “New York Superintendent”) or (b) adjusted net investment income during this period. FSA did not pay any dividends in the first six months of 2007 and paid $80.0 million of dividends in the first six months of 2006. Based on FSA’s statutory statements for June 30, 2007, and considering dividends that can be paid by its subsidiary, the maximum amount normally available for payment of dividends by FSA without regulatory approval over the 12 months following June 30, 2007 is approximately $150.4 million.

FSA may repurchase shares of its common stock from FSA Holdings subject to the New York Superintendent’s approval. The New York Superintendent has approved the repurchase by FSA of up to $500.0 million of its shares from FSA Holdings through December 31, 2008. In 2006, FSA repurchased $100 million of shares of its common stock from FSA Holdings. In the first quarter of 2007, FSA repurchased $35 million of shares of its common stock and in the second quarter of 2007, FSA repurchased $50.0 million of shares of its common stock. In each case, it retired the repurchased shares.

At June 30, 2007, FSA Holdings held $108.9 million of FSA surplus notes. Payments of principal and interest on such notes may be made only with the approval of the New York Superintendent. FSA paid $2.7 million in the six month period ended June 30, 2007 and $2.7 million in the six month period ended

June 30, 2006 in surplus note interest, and did not repay any principal. As of June 30, 2007, FSA has not sought or received permission to make any further principal or interest payments on its surplus notes.

FSA’s primary uses of funds are to pay operating expenses and to pay dividends to, or pay interest or principal on surplus notes held by, or repurchase shares held by, its parent. FSA’s funds are also required to satisfy claims under insurance policies in the event of default by an issuer of an insured obligation and the unavailability or exhaustion of other payment sources in the transaction, such as the cash flow or collateral underlying the obligations. FSA seeks to structure asset-backed transactions to address liquidity risks by matching insured payments with available cash flow or other payment sources. Insurance policies issued by FSA guaranteeing payments under bonds and other securities provide, in general, that payments of principal, interest and other amounts insured by FSA may not be accelerated by the holder of the obligation but are paid by FSA in accordance with the obligation’s original payment schedule or, at FSA’s option, on an accelerated basis. Insurance policies issued by FSA guaranteeing payments under CDS may provide for acceleration of amounts due upon the occurrence of certain credit events subject to single-risk limits specified in the New York insurance law. These policy provisions prohibiting or limiting acceleration of certain claims are mandatory under Article 69 of the New York Insurance Law and serve to reduce FSA’s liquidity requirements.

FSA has a credit arrangement aggregating $150.0 million, provided by commercial banks and intended for general application to transactions insured by FSA. If FSA is downgraded below Aa3 and AA-, the lenders may terminate the commitment and the commitment commission becomes due and payable. If FSA is downgraded below Baa3 and BBB-, any outstanding loans become due and payable. At June 30, 2007, there were no borrowings under this arrangement, which expires on April 21, 2011, if not extended.

FSA has a standby line of credit in the amount of $350.0 million with a group of international banks to provide loans to FSA after it has incurred, during the term of the facility, cumulative municipal losses (net of any recoveries) in excess of the greater of $350.0 million or the average annual debt service of the covered portfolio multiplied by 5.00%, which amounted to $1,397.8 million at June 30, 2007. The obligation to repay loans under this agreement is a limited recourse obligation payable solely from, and collateralized by, a pledge of recoveries realized on defaulted insured obligations in the covered portfolio, including certain installment premiums and other collateral. This commitment has a ten-year term expiring on April 30, 2015 and contains an annual renewal provision, commencing April 30, 2008, subject to approval by the banks. A ratings downgrade of FSA would result in an increase in the commitment fee. No amounts have been utilized under this commitment as of June 30, 2007.

In June 2003, $200.0 million of money market committed preferred trust securities (the “CPS Securities”) were issued by trusts created for the primary purpose of issuing the CPS Securities, investing the proceeds in high-quality commercial paper and providing FSA with put options for issuing to the trusts non-cumulative redeemable perpetual preferred stock (the “Preferred Stock”) of FSA. If FSA were to exercise a put option, the applicable trust would transfer the portion of the proceeds attributable to principal received upon maturity of its assets, net of expenses, to FSA in exchange for Preferred Stock of FSA. FSA pays a floating put premium to the trusts. The cost of the puts were $0.2 million and $0.4 million  in the three and  six month periods ended June 30, 2007 and $0.3 million and $0.5 million in the three and six month periods ended June 30, 2006, and was recorded as other operating expense in the Company’s Consolidated Financial Statements. The trusts are vehicles that provide FSA access to new capital at its sole discretion through the exercise of the put options. The Company does not consider itself to be the primary beneficiary of the trusts under Financial Accounting Standards Board Interpretation No. 46, “Consolidation of Variable Interest Entities, an interpretation of ARB No. 51” (revised December 2003) (“FIN 46-R”) because it does not retain the majority of the residual benefits or expected losses.

FSA-insured GICs subject the Company to risk associated with unexpected withdrawals of principal allowed by the terms of the GICs. The majority of municipal GICs insured by FSA relate to debt service reserve funds and construction funds in support of municipal bond transactions. Debt service reserve fund GICs may be drawn unexpectedly upon a payment default by the municipal issuer. Construction fund GICs may be drawn unexpectedly when construction of the underlying municipal project does not proceed as expected. In addition, most FSA-insured GICs allow for withdrawal of GIC funds in the event of a downgrade of FSA, typically below Aa3 by Moody’s or AA- by S&P, unless the GIC provider posts collateral or otherwise enhances its credit. Some FSA-insured GICs also allow for withdrawal of GIC funds in the event of a downgrade of FSA, typically below A3 by Moody’s Investors Service, Inc. (“Moody’s”) or A- by Standard & Poor’s Ratings Services (“S&P”), with no right of the GIC provider to avoid such withdrawal by posting collateral or otherwise enhancing its credit. The Company manages this risk through the maintenance of liquid collateral and bank liquidity facilities.

FSA Asset Management LLC (“FSAM”) has a $100.0 million line of credit with UBS Loan Finance LLC, which expires December 7, 2007, unless extended. This line of credit provides an additional source of liquidity should there be unexpected draws on GICs issued by the GIC Affiliates. There were no borrowings under this arrangement at June 30, 2007. Borrowings under this agreement are conditioned on FSA having a Triple-A rating by either Moody’s or S&P, and on neither Moody’s nor S&P having issued a rating to FSA below Aa1 or AA+, respectively.

Certain FSA Global debt issuances contain provisions that could extend the stated maturities of those notes. To ensure FSA Global will have sufficient cash flow to repay its funding requirements, it entered into several liquidity facilities with Dexia and other counterparties for amounts totaling $669.4 million.

Capital Adequacy

S&P, Moody’s and Fitch Ratings periodically make an assessment of FSA, which may include an assessment of the credits insured by FSA and of the reinsurers and other providers of capital support to FSA, to confirm that FSA continues to satisfy the rating agencies’ capital adequacy criteria necessary to maintain FSA’s Triple-A ratings. Capital adequacy assessments by the rating agencies are generally based on FSA’s qualified statutory capital, which is the aggregate of policyholders’ surplus and contingency reserves determined in accordance with statutory accounting principles.

In the case of S&P, assessments of the credits insured by FSA are reflected in defined “capital charges,” which are reduced by reinsurance and collateral to the extent “credit” is allowed for such reinsurance and collateral. Credit provided for reinsurance under the S&P capital adequacy model is generally a function of the S&P rating of the reinsurer and the qualification of the reinsurer as a “monoline” or “multi-line” company, as well as any collateral provided by the reinsurer. Capital charges on outstanding insured transactions and reinsurer ratings are subject to change by S&P at any time. The downgrade of a reinsurer by S&P from the Triple-A to the Double-A category results in a decline in the credit allowed for reinsurance by S&P from 100% or 95% to 70% or 65%, while a downgrade to the Single-A category results in 50% or 45% credit under present criteria. A downgrade by S&P of FSA’s reinsurers would reduce the “margin of safety” by which FSA would survive a theoretical catastrophic depression modeled by S&P. A reduction by S&P in credit for reinsurance used by FSA would also be expected ultimately to reduce the Company’s return on equity to the extent that ceding commissions paid to FSA by such reinsurers were not increased to compensate for such reduction. FSA employs considerable reinsurance in its business to manage its single-risk exposures on insured credits. Any material increase in capital charges by S&P on FSA’s insured portfolio would likewise be expected to have an adverse effect on FSA’s margin of safety under the S&P capital adequacy model and, ultimately, the Company’s return on equity. The Company may seek to raise additional capital to replenish capital eliminated by any of the rating agencies in their assessment of FSA’s capital adequacy.

Capital adequacy is one of the financial strength measures under Moody’s financial guarantor model. The model uses a Monte Carlo distribution methodology and includes a penalty for risk concentration and recognizes a benefit for diversification. Moody’s assesses capital adequacy by comparing FSA’s claims-paying resources to a Moody’s-derived probability of potential credit losses. Moody’s loss distribution reflects FSA’s current distribution of risk by sector, the credit quality of insured exposures, correlations that exist between transactions, the credit quality of FSA’s reinsurers and the term to maturity of FSA’s insured portfolio. The published results compare levels of theoretical loss in the tail of this distribution to various measures of FSA’s claims-paying resources. Like S&P, Moody’s allows FSA “credit” for reinsurance based upon Moody’s rating of the reinsurer. Generally, 100% credit is allowed for Triple-A reinsurance, 80% to 90% credit is allowed for Double-A reinsurance and 40% to 60% credit is allowed for Single-A reinsurance.

Fitch’s Matrix model also uses a Monte Carlo distribution methodology, employing correlation factors and concentration factors. Its primary measure is the “Core Capital Adequacy Ratio,” which is the ratio of claims paying resources adjusted by Fitch to reflect its view of their availability to the amount that it calculates (to a AAA level of confidence) would be required to pay claims. Fitch’s Matrix model applies reinsurance credit on a transaction level based on Fitch’s ratings of the provider, Fitch’s correlation factor and the probability of a dispute over the claims, which probability varies depending on whether or not the reinsurer is a monoline.

Forward-Looking Statements

The Company relies on the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. This safe harbor requires that the Company specify important factors that could cause actual results to differ materially from those contained in forward-looking statements made by or on behalf of the Company. Accordingly, forward-looking statements by the Company and its affiliates are qualified by reference to the following cautionary statements.

In its filings with the Securities and Exchange Commission (“SEC”), reports to shareholders, press releases and other written and oral communications, the Company from time to time makes forward-looking statements. Such forward-looking statements include, but are not limited to:

•       projections of revenues, income (or loss), earnings (or loss) per share, dividends, market share or other financial forecasts;

•       statements of plans, objectives or goals of the Company or its management, including those related to growth in adjusted book value or return on equity; and

•       expected losses on, and adequacy of loss reserves for, insured transactions.

Words such as “believes,” “anticipates,” “expects,” “intends” and “plans” and similar expressions are intended to identify forward looking statements but are not the exclusive means of identifying such statements.

The Company cautions that a number of important factors could cause actual results to differ materially from the plans, objectives, expectations, estimates and intentions expressed in forward-looking statements made by the Company. These factors include:

•       changes in capital requirements or other criteria of securities rating agencies applicable to FSA;

•       competitive forces, including the conduct of other financial guaranty insurers;

•       changes in domestic or foreign laws or regulations applicable to the Company, its competitors or its clients;

•       changes in accounting principles or practices that may result in a decline in securitization transactions or effect the Company’s reported financial results;

•       an economic downturn or other economic conditions (such as a rising interest rate environment) adversely affecting transactions insured by FSA or its General Investment Portfolio;

•       inadequacy of reserves established by the Company for losses and loss adjustment expenses;

•       disruptions in cash flow on FSA-insured structured transactions attributable to legal challenges to such structures;

•       downgrade or default of one or more of FSA’s reinsurers;

•       market conditions, including the credit quality and market pricing of securities issued;

•       capacity limitations that may impair investor appetite for FSA-insured obligations;

•       market spreads and pricing on insured CDS exposures, which may result in gain or loss due to mark-to-market accounting requirements;

•       prepayment speeds on FSA-insured asset-backed securities and other factors that may influence the amount of installment premiums paid to FSA;

•       the risks discussed in “Item 1A. Risk Factors” of the Company’s annual report on Form 10-K for the year ended December 31, 2006; and

•       other factors, most of which are beyond the Company’s control.

The Company cautions that the foregoing list of important factors is not exhaustive. In any event, such forward-looking statements made by the Company speak only as of the date on which they are made, and the Company does not undertake any obligation to update or revise such statements as a result of new information, future events or otherwise.

Item 3.   Quantitative and Qualitative Disclosures About Market Risk.

There has been no material change in the Company’s market risk since December 31, 2006.

Item 4T.   Controls and Procedures.

Evaluation of Disclosure Controls and Procedures

The Company’s management, with the participation of the Company’s Chief Executive Officer and Chief Financial Officer, completed an evaluation of the effectiveness of the design and operation of the Company’s disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act of 1934, as amended) as of June 30, 2007. Based on that evaluation, the Company’s management, including the Chief Executive Officer and the Chief Financial Officer, have concluded that as of such date the Company’s disclosure controls and procedures were effective to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the SEC and that such information is accumulated and communicated to management, including the Chief Executive Officer and Chief Financial Officer, as appropriate, in a manner that allows timely decisions regarding required disclosure.

PART II—OTHER INFORMATION

Item 4.   Submission of Matters to a Vote of Security Holders.

On May 16, 2007, the Company’s shareholders executed a Written Consent of Shareholders in Lieu of Annual Meeting, under which they unanimously approved:

•       the election of the following persons to serve as members of the Board of Directors of the Company until the later of (1) the next annual meeting of shareholders or (2) their successors having been duly elected and qualified:

Robert P. Cochran (Chairman)
Axel Miller (Vice Chairman)
Bruno Deletre
Michèle Colin
Robert N. Downey
John W. Everets
Jacques Guerber
Rembert von Lowis
Séan W. McCarthy
James H. Ozanne
Roger K. Taylor
Xavier de Walque
George U. Wyper; and

•       the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm to audit the Company’s accounts for the year 2007.

Item 6.   Exhibits.

(a)           Exhibits

Exhibit No.	Exhibit
31.1	Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
31.2	Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
32.1	Certification pursuant to 18 US.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
32.2	Certification pursuant to 18 US.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
99.1	Consolidated Financial Statements of Financial Security Assurance Inc. for the periods ended June 30, 2007 and 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.
Date: August 14, 2007
	By:	/s/ LAURA A. BIELING
	Name:	Laura A. Bieling
	Title:	Managing Director & Controller (Chief Accounting Officer)

Exhibit Index

Exhibit No.	Exhibit
31.1	Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
31.2	Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
32.1	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
32.2	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
99.1	Consolidated Financial Statements of Financial Security Assurance Inc. for the period ended June 30, 2007 and 2006.